Ex. 32

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vivian Lam Lee Yu, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Oxford Technologies, Inc. on the Form 10-Q/A for the quarter ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Oxford Technologies, Inc.

Date: May 5, 2010	By:	/s/ Vivian Lam Lee Yu
Vivian Lam Lee Yu, President
(Principal Executive Officer and Principal Financial Officer)